UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2015

Global Cash Access Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

7250 S. Tenaya Way, Suite 100
Las Vegas, Nevada	89113
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last
report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                        Changes in Registrant’s Certifying Accountant

On March 17, 2015, the Audit Committee (the “Audit Committee”) of the Board of Directors of Global Cash Access Holdings, Inc. (the “Company”) completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the 2015 fiscal year. As a result of this process and following careful deliberation, on March 18, 2015, the Audit Committee notified Deloitte & Touche LLP (“Deloitte”) that it had determined to dismiss Deloitte as the Company’s independent registered public accounting firm, effective as of that same date.  On and effective as of March 18, 2015, the Company selected BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm, subject to BDO’s completion of its standard client acceptance procedures.

Deloitte’s audit reports on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter in connection with their reports on the Company’s financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Deloitte with a copy of the disclosures in this Current Report on Form 8-K and has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the statements related to them made by the Company in this report. A letter from Deloitte is attached as Exhibit 16.1 of this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company, nor any party on the Company’s behalf, consulted BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                                                                 Exhibits

Exhibit No.	Document

16.1	Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated March 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL CASH ACCESS HOLDINGS, INC.

Date: March 23, 2015

By:	/s/ Randy L. Taylor
Randy L. Taylor
Executive Vice President and Chief Financial Officer